UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 28, 2009
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada	1-1035	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 500, 122 — 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
(306) 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 8.01	Other Events
     On April 28, 2009, Potash Corporation of Saskatchewan Inc. (“PotashCorp”) entered into a terms agreement (including the underwriting agreement attached thereto as Exhibit I, collectively, the “Underwriting Agreement”) with Banc of America Securities LLC, HSBC Securities (USA) Inc. and RBC Capital Markets Corporation, as representatives of the several underwriters named therein, under which PotashCorp agreed to issue and sell to the several underwriters $500,000,000 aggregate principal amount of PotashCorp’s 5.25% Notes due May 15, 2014 (the “2014 Notes”) and $500,000,000 aggregate principal amount of PotashCorp’s 6.50% Notes due May 15, 2019 (the “2019 Notes” and together with the 2014 Notes, the “Notes”). The issuance of the Notes and payment therefor are scheduled to occur on May 1, 2009, subject to the satisfaction of customary closing conditions. The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1(a) and incorporated herein by reference.
     The Notes will be issued under the Indenture, dated as of February 27, 2003, by and between PotashCorp and The Bank of Nova Scotia Trust Company of New York, as trustee. The Indenture is filed as Exhibit 4(c) to PotashCorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and incorporated herein by reference. The terms of the 2014 Notes are set forth in the form of 5.25% Notes due May 15, 2014, attached hereto as Exhibit 4(a) and incorporated herein by reference. The terms of the 2019 Notes are set forth in the form of 6.50% Notes due May 15, 2019, attached hereto as Exhibit 4(b) and incorporated herein by reference.
     In addition, in connection with the public offering of the notes, PotashCorp is filing the items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-148023). The items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into such Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

1(a)	Underwriting Agreement, dated April 28, 2009, among Potash Corporation of Saskatchewan Inc. and the underwriters named therein.
4(a)	Form of 5.25% Notes due May 15, 2014.
4(b)	Form of 6.50% Notes due May 15, 2019.
4(c)	Indenture, dated as of February 27, 2003, between Potash Corporation of Saskatchewan Inc. and The Bank of Nova Scotia Trust Company of New York, incorporated by reference to exhibit 4(c) to the registrant’s report on Form 10-K for the year ended December 31, 2002.
5(a)	Opinion of Stikeman Elliott LLP regarding the legality of certain securities.
5(b)	Opinion of Jones Day regarding the legality of certain securities.
8(a)	Opinion of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
8(b)	Opinion of Kaye Scholer LLP regarding United States tax matters.
23(a)	Consent of Stikeman Elliott LLP regarding the legality of certain securities (included in Exhibit 5(a) hereof).
23(b)	Consent of Jones Day regarding the legality of certain securities (included in Exhibit 5(b) hereof).
23(c)	Consent of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
23(d)	Consent of Kaye Scholer LLP regarding United States tax matters.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.
By:	/s/ Joseph Podwika
	Name:	Joseph Podwika
	Title:	Senior Vice President, General Counsel and Secretary

Dated: May 1, 2009

Index to Exhibits

Exhibit Number	Exhibit Description

1(a)	Underwriting Agreement, dated April 28, 2009, among Potash Corporation of Saskatchewan Inc. and the underwriters named therein.
4(a)	Form of 5.25% Notes due May 15, 2014.
4(b)	Form of 6.50% Notes due May 15, 2019.
4(c)	Indenture, dated as of February 27, 2003, between Potash Corporation of Saskatchewan Inc. and The Bank of Nova Scotia Trust Company of New York, incorporated by reference to exhibit 4(c) to the registrant’s report on Form 10-K for the year ended December 31, 2002.
5(a)	Opinion of Stikeman Elliott LLP regarding the legality of certain securities.
5(b)	Opinion of Jones Day regarding the legality of certain securities.
8(a)	Opinion of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
8(b)	Opinion of Kaye Scholer LLP regarding United States tax matters.
23(a)	Consent of Stikeman Elliott LLP regarding the legality of certain securities (included in Exhibit 5(a) hereof).
23(b)	Consent of Jones Day regarding the legality of certain securities (included in Exhibit 5(b) hereof).
23(c)	Consent of Davies Ward Phillips & Vineberg LLP regarding Canadian tax matters.
23(d)	Consent of Kaye Scholer LLP regarding United States tax matters.